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                                                                    Exhibit 10.8

                          REGISTRATION RIGHTS AGREEMENT



         This Agreement is made as of September 14, 1999, by and among NetCreations, Inc. (the "Company"), a New York corporation having its principal address at 379 West Broadway, Suite 202, New York, NY 10012, and Rosalind B. Resnick and Ryan Scott Druckenmiller, each of 47 Joralemon St., Brooklyn, NY 11201 (together, the "Holders").

                                    RECITALS

         WHEREAS, the Holders are the principal shareholders of the Company; and

         WHEREAS, without being legally bound to do so, the Company has expressed its willingness to register with the Commission (as defined below) under the Securities Act (as defined below) upon any of the Holders' request any or all of their shares of Common Stock at any time following one hundred and eighty (180) days after the closing of its initial public offering;

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the Company and the Holders agree as follows:

     Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

             (a) "Commission" shall mean the U. S. Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

             (b) "Common Stock" shall mean shares of the Company's Common Stock, par value $0.01 per share.

             (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as the same shall be in effect at the time.

             (d) "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which any of the Holders notifies the Company of his intention to offer Registrable Securities.

             (e) "Registrable Securities" shall mean the shares of the Common Stock held by the Holders. Such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) such securities shall have become eligible for resale pursuant to Rule 144(k) and any restrictive legend on certificates representing such securities shall have been removed, (iii) such securities shall have been otherwise transferred or disposed of, and (x) new certificates therefor

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not bearing a legend restricting further transfer shall have been delivered by the Company, and (y) subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force or compliance with Rule 144, or (iv) such securities shall have ceased to be outstanding. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities (i) sold by a person in a transaction in which his rights under this Agreement are not properly assigned; or (ii) (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (C) the registration rights associated with such securities have been terminated pursuant to Section 13 of this Agreement.

                  (f) "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time.

                  (g) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder, as the same shall be in effect at the time

         Section 2. RESTRICTIONS ON TRANSFERABILITY.

                  The Registrable Securities may not be sold, assigned, transferred or pledged except in compliance with the terms and conditions of this Agreement. At such time as the Registrable Securities cease to be Registrable Securities under the terms of this Agreement, the provisions of this Agreement shall no longer apply to the shares of Common Stock that theretofore were Registrable Securities.

         Section 3. RESTRICTIVE LEGEND. Each certificate representing Registrable Securities shall (unless other permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws or otherwise):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENTS COVERING THE RIGHTS TO REGISTER THESE SHARES MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Agreement.


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         Section 4. NOTICE AND OTHER REQUIREMENT OF TRANSFER. None of the
Holders will make any sale, assignment, transfer, pledge or other disposition of all or any portion of any Registrable Securities unless and until:

                  (a) The intended sale, assignment, transfer, pledge or other disposition is permitted;

                  (b) There is in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (c) As an alternative to Section 4(b), (i) such Holder has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, including the name and address of the purchaser and identifying the Registrable Securities with respect to which such rights are being assigned, and
(ii) the purchaser, as a condition to the effectiveness of such assignment, has executed a counterpart of this Agreement agreeing to be treated as a Holder hereunder; and, if the Company reasonably requests, such Holder shall also furnish the Company with an opinion of U.S. counsel, reasonably satisfactory to the Company, that such disposition does not require registration of such shares under the Securities Act (save that the Company acknowledges and confirms that no such opinion shall be necessary in respect of any transfer to any spouse, lineal descendant or family trust of such Holder).

                    Section 5. DEMAND REGISTRATION. (a) At any time following one hundred and eighty (180) days following the closing of the Company's initial public offering and, for the purposes of this Section 5(a) only, in no event on more than three (3) occasions, any Holder may require the Company to file a registration statement under the Securities Act for a public offering of any or all of such Holder's Registrable Securities to be lead managed by an underwriter designated by such demanding Holder and reasonably acceptable to the Company by delivering written notice thereof to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof (the "Demand Request"); provided that the Demand Request for registration pursuant to this Section 5(a) shall relate to the intention to dispose of not less than ten percent (10%) of the Registrable Securities then owned by such Holder or permitted successors or assigns. The Company shall, within ten (10) days after receipt, give written notice ("Notice of Demand Request") of such Demand Request to the other Holder. Thereupon, the Company shall prepare and file with the Commission as promptly as practicable following the receipt of the Demand Request, and in any event within forty-five
(45) days thereafter, a registration statement covering, and shall use its best efforts to effect the registration under the Securities Act, the Registrable Securities included in the Demand Request and all other Registrable Securities as to which the other Holder shall have made a written request to the Company for registration thereof within ten (10) days after the transmittal of such Notice of Demand Request, all to the extent necessary to permit the sale or other disposition by such Holder of such Registrable Securities. Any Holder that has made a Demand Request may, at any time prior to the sale of its Registrable Securities, revoke such


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Holder Request by providing a written notice to the Company revoking such request. In the event of such a revocation, no Holder Request shall be deemed to have been given for the purpose of this Section 5(a); provided, however, that in the event of such a revocation, the Holder shall not make a Holder Request for a period of ninety (90) days following such revocation.

         (b) The Company's obligation pursuant to Section 5(a) above are subject to the following limitations and conditions: (i) the Company shall not be obligated to fulfill the requirements or file the registration statement referred to therein (A) during any period of time (not to exceed ninety (90) days in the aggregate with respect to each request) when the Company has determined to proceed with a public offering and, in the good faith judgment of the managing underwriter, the fulfillment of such requirement or such filing would have an adverse effect on such offering; provided that no Holder Request shall be deemed to have been given for the purpose of Section 5(a) above or (B) during the ninety (90) period following the effectiveness of any previous registration statement (the periods of time referred to in sub-clauses (A) and (B) hereof being hereinafter referred to as "Blackout Periods"); provided, that the aggregate period of time during which the Company shall be relieved from its obligation to file such a registration statement pursuant to this clause (i) shall in no event exceed ninety (90) consecutive days with respect to each request; provided, further, that, in the case of a Blackout Period pursuant to sub-clause (i)(A) above, the Blackout Period shall earlier terminate upon the completion or abandonment of the relevant public offering; and (ii) the aggregate number of days included in all Blackout Periods during any consecutive twelve (12) months shall not exceed one hundred and eighty (180) days.

         (c) The Company may elect to include in any registration statement filed pursuant to this Section 5 any authorized but unissued shares of Common Stock and the Company shall not, without the prior written consent of the demanding Holders include in any such registration statement any other securities (other than Registrable Securities); provided, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of any underwriting agreement or arrangements entered into by the demanding Holder whose Registrable Securities are also included therein.

         Section 6. PIGGYBACK REGISTRATION. (a) If at any time or from time to time, the Company shall determine to register any shares Common Stock for its own account or the account of any of its shareholders, other than: (i) a transaction relating solely to the sale of convertible debt instruments; or (ii) a registration on Form S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public, the Company will give to the Holders written notice as soon as practicable prior to filing the registration statement and include in such registration, and in any underwriting involved therein, all the Registrable Securities specified in one or more written requests which have been made within 15 days after receipt of such written notice from the Company by any of the Holders, except as set forth in subsection
(b) below.

                  (b) If the registration is for a registered public offering involving an underwriting, the Company shall so advise each Holder as a part of the written notice given


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pursuant to Section 6(a). In such event, the right of each Holder to registration pursuant to this Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. If any Holder proposes to distribute his securities through such underwriting, he shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (provided that the terms of such underwriting agreement must be consistent with this Agreement). Notwithstanding any other provision of this
Section 6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may limit the number of Registrable Securities to be include in such registration. The Company shall so advise each of the Holders and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 6, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among such Holder and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each Holder and other securities held by other holders at the time of filing the registration statement. If any of the Holders disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (c) NON-PUBLIC INFORMATION. Notwithstanding any other provision of this Agreement, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days (and for periods not exceeding, in the aggregate, 180 days in any 12-month period) if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

         Section 7. EXPENSES OF REGISTRATION. All expenses incurred in connection with registrations pursuant to Section 5 and Section 6, including without limitation all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and independent accounts for the Company and expenses of any special audits of the Company's financial statements incidental to or required by such registration, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars' fees shall be borne by the Company, except that the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities or fees of one separate legal counsel for all of the Holders.

         Section 8. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep the Holders participating therein advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:


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                  (a) file and keep such registration pursuant to Section 5 and
Section 6 continuously effective for periods of 180 days or, in each case, such reasonable period necessary to permit the Holders to complete the distribution described in the registration statement relating thereto, whichever first occurs;

                  (b) promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act, and to keep such registration statement effective for that period of time specified in Section 8(a);

                  (c) furnish such number of the registration statement and the prospectus included therein, including preliminary prospectuses and other documents incident thereto as the Holders from time to time may reasonably request;

                  (d) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

                  (e) register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Holders or underwriter reasonably requests and keep such registration or qualification effective during the period set forth in Section 8(a) above, and do all other such things that may be necessary or desirable to enable the Holders to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities;

                  (f) cause all Registrable Securities covered by such registrations to be listed on each securities exchange, including the American Stock Exchange, on which similar securities issued by the Company are then listed or, if no such listing exists, use reasonable best efforts to list all Registrable Securities on one of the New York Stock Exchange, the American Stock Exchange or NASDAQ;

                  (g) cause its accountants to issue to the underwriter, if any, or the Holders, if there is no underwriter, comfort letters and updates thereof in customary form and covering matters of the type customarily covered in such letters with respect to underwritten offerings;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders or the underwriters, if any, reasonably, request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                  (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the


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Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and afford such entities the reasonable opportunity to review and comment thereon and participate in the preparation of such registration statement;

                  (j) if the offering is underwritten, at the request of the Holders of Registrable Securities to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to the Holders, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by the Holders or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

                  (k) notify the Holders, at any time a prospectus covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (l) take such other actions as shall be reasonably requested by the Holders.

         Section 9.  INDEMNIFICATION.

                  (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 5 and Section 6, the Company will indemnify and hold harmless the Holders of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls any Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or


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liabilities, joint or several, to which such Holders, underwriter or controlling persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse the Holders, each of their respective officers, directors and partners, and each person controlling any of the Holders, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by any of the Holders or underwriter specifically for use therein.

                  (b) The Holders will, if Registrable Securities held by or issuable to the Holders are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, each officer who signs the registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company and each underwriter within the meaning of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred by them in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Holders specifically for use therein; PROVIDED, that the total amount for which the Holders, its officers, directors and partners, and any person controlling such Holders, shall be liable under this Section 9(b) shall not in any event exceed the proceeds (net of underwriting discounts and commissions) received by the Holders from the sale of Registrable Securities sold by such Holders in such registration.

                  (c) Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the


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"Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

                  (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the selling Holders, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering; PROVIDED, that if, as a results of this Section 9(d), the Holders, and any persons controlling such Holders is held liable for an amount which exceeds the aggregate proceeds received by such Holders from the sale of Registrable Securities included in a registration, as provided in Section 8(b) above, pursuant to such underwriting agreement (the "Excess Liability"), the Company shall reimburse any such Holders for such Excess Liability.

                  (e) If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount that any Holder shall be obligated to contribute pursuant to this Section 9(e) shall be limited to an amount equal to the proceeds to such Holder of the Restricted Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Restricted Securities).


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                  (f) The indemnification provided by this Section 9 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         Section 10. LOCKUP AGREEMENT. In consideration for the Company agreeing to its obligations under this Agreement, each of the Holders agrees in connection with any registration of any Registrable Securities, at the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company and the underwriters may specify, so long as the Holders or stockholders holding more than one percent (1%) of the outstanding common stock and all officers and directors of the Company are bound by a comparable obligation, PROVIDED, that nothing herein shall prevent any of the Holders that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound.

         Section 11.  HOLDER'S COOPERATION.

                  (a) Each of the Holders shall promptly furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration referred to herein.

                  (b) Each of the Holders holding shares included in the registration will not (until further notice by the Company) effect sales thereof (or deliver a prospectus to any purchaser) after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus. At the end of the period during which the Company is obligated to keep the registration statement current and effective as described in Section 8(a), each of the Holders holding shares of Registrable Securities included in the registration shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares of Registrable Securities covered by such registration statement that remain unsold, and each of the Holders shall notify the Company of the number of such shares registered that remain unsold immediately upon receipt of such notice from the Company.

         Section 12. RULE 144. With a view to making available to the Holders of Registrable Securities the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in Rule 144; and


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                    (b) use its best efforts to file with the Commission in a
timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

         Section 13.  TERMINATION OF RIGHTS.

                  (a) The rights of any Holder to cause the Company to register securities under Section 5 shall terminate at such time as such Holders is able to dispose of all of the Registrable Securities owned by him in one three-month period pursuant to the provisions of Rule 144, provided that at the time such Holder holds not more than one percent (1%) of the outstanding voting stock of the Company.

                  (b) Notwithstanding the provisions of Section 13(a), all rights of the Holders under this Agreement shall terminate at 5:00 P.M. Eastern time on the date seven years after the date of this Agreement.

         Section 14. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holders as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Organization or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of equitable remedies as such remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

         Section 15.  MISCELLANEOUS.

                  (a) AMENDMENTS. This Agreement may be amended only by a writing signed by the Holders of a majority of the Registrable Securities and the Company.

                  (b) COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.


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


                  (c) NOTICES, ETC. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, sent by facsimile transmission or sent by prepaid air courier or certified or express mail, postage prepaid. Any such notice shall be deemed to have been given (a) when received, if delivered in person, sent by facsimile transmission and confirmed in writing within three business days thereafter or sent by prepaid air courier or (b) three business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, in any such case to the respective addresses set forth in the initial paragraph of this Agreement (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 15).

                  (d) SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (e) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York without regard to principles of conflict of law.


                  (f) JURISDICTION. Each of the Holders and the Company hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction of any state or federal court located within the County of New York, State of New York, in connection with any, actions, suits or proceedings arising out of or relating to this Agreement or any of the agreements delivered in connection herewith or the transactions contemplated hereby or thereby. Each of the Company and Holders hereby waives any objection to venue in such jurisdiction, and agrees that service of any summons, complaint, notice or other process relating to such proceeding may be effected (x) as provided by Section 15 (c), or (y) to their respective attorneys at their respective addresses set forth in Section 15 (c) by internationally regarded overnight express service such as Federal Express.


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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                       THE COMPANY:


                                       NETCREATIONS, INC.


                                       By:
                                          -----------------------
                                       Name:
                                       Title:


                                       THE HOLDERS:



                                       ---------------------------------
                                             Rosalind B. Resnick


                                       ---------------------------------
                                            Ryan Scott Duckenmiller

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